Investor Presentation Investor Presentation February 2012 February 2012

Disclaimer

This presentation contains “forward-looking statements” concerning First BanCorp’s (the “Corporation”) future economic performance. The words or phrases “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The
Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, the following: uncertainty about whether the Corporation will be able to fully comply with the written agreement dated June 3,
2010 that the Corporation entered into with the Federal Reserve Bank of New York (the “FED”) and the order dated June 2, 2010 (the “Order”) that FirstBank Puerto Rico
(“FirstBank” or “the Bank”) entered into with the FDIC and the Office of the Commissioner of Financial Institutions of Puerto Rico that, among other things, require the Bank to maintain certain capital levels and reduce its special mention, classified, delinquent and non-performing assets; uncertainty as to the availability of certain funding sources, such as retail brokered CDs; the Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the Order; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to its stockholders in the future due to its inability to receive approval from the FED to receive dividends from the Bank; the risk of being subject to possible additional regulatory actions; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the high levels of non-performing assets, charge-offs and the provision expense and may subject the Corporation to further risk from loan defaults and foreclosures;
adverse changes in general economic conditions in the United States and in Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates, real estate prices and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for all of the Corporation’s products and services and the value of the Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the
Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the United States and the U.S. and British
Virgin Islands, which could affect the Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the
United States’ financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System, the FDIC, government sponsored housing agencies and local regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expense; risks of not being able to recover the assets pledged to Lehman Brothers Special
Financing, Inc.; the impact to the Corporation’s results of operations and financial condition associated with acquisitions and dispositions; a need to recognize additional impairments on financial instruments or goodwill relating to acquisitions; risks that further downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to make future borrowings; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s
businesses, business practices and cost of operations; and general competitive factors and industry consolidation.  The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws. Investors should refer to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010 for a discussion of such factors and certain risks and uncertainties to which the Corporation is subject.

Franchise Overview
Founded in 1948 (63 years)
Headquartered in San Juan, Puerto Rico with
operations in PR, Eastern Caribbean (Virgin
Islands) and Florida
A well diversified operation with over 650,000
retail & commercial customers
2nd largest financial holding company in Puerto
Rico with attractive business mix and
substantial loan market share
A leading bank in the Virgin Islands with over
40% market share
Small presence in Florida serving south Florida
region
154 ATM machines and largest ATM network  in
the ECR
More than 2,500 FTE employees
As of December 31, 2011
Eastern Caribbean Region or ECR includes United States and British Virgin Islands
FTE = Full Time Equivalent
Well diversified with significant competitive strengths
3
Total Assets - $13.1 billion
Total Deposits - $9.9 billion
Puerto Rico:  84% of Assets
Total Loans - $10.6 billion

Franchise Overview
Strong and uniquely positioned market
franchise in densely populated operating
footprints
Strong market share in loan portfolios
facilitates customer relationship expansion
and cross sell
Unique challenger to Puerto Rico’s largest
player
1 Puerto Rico only; 2 Credit Cards provided through alliance with Bank of America; 3 Provided through alliance with UBS; 4 Established primarily for municipal financing
Source: PR Market Share Report prepared with data provided by the Commissioner of Financial Institutions of Puerto Rico as of 12/31/2011
Unique challenger to Puerto Rico’s largest player
4
Puerto Rico Total Assets¹
Puerto Rico Total Loans¹
Portfolio
Balance
Market
Share
1 Banco Popular $25,678 36.3%
2 FirstBank $10,840 15.3%
6 Scotiabank $8,122 11.5%
3 Oriental Bank $6,642 9.4%
4 Banco Santander $6,587 9.3%
5 Doral Bank $5,728 8.1%
7 BBVA $5,016 7.1%
8 Citibank $1,699 2.4%
9 Banco Cooperativo $473 0.7%
10 BBU $3 0.0%
Total $70,789 100%
Institutions
Portfolio
Balance
Market
Share
1 Banco Popular $19,150 36.4%
2 FirstBank $8,743 16.6%
3 Scotiabank $5,778 11.0%
4 Banco Santander $5,348 10.2%
5 Doral Bank $4,272 8.1%
6 BBVA $3,700 7.0%
7 Oriental Bank $1,731 3.3%
8 Citibank $678 1.3%
9 Bank of America $501 1.0%
10 Banco Cooperativo $176 0.3%
11 Other $2,522 4.8%
Total $52,599 100%
Institutions
Puerto Rico ECR Florida
Banking Branches 48 14 11
Wholesale Banking
Retail Banking
Consumer Lending
2
Mortgage Banking
Insurance
Retail Brokerage

Wholesale Brokerage

1 As of  December 31, 2011
2 Between December 31, 2009 and December 31, 2011

Successful Execution of Strategic Plan
Significant accomplishments over past 24 months
Executing
Capital Plan
Strengthened capital structure
Converted TARP preferred shares into common
Completed exchange of 89% preferred  stocks into common
Completed $528 million capital raise and rights offering
Successfully achieved imposed regulatory capital ratios of 12%, 10% and 8%
De-risking
Balance Sheet
Made significant progress on improving risk profile reducing NPAs by $453mm since 3/31/10 peak¹
Disposed of $636 million NPLs and classified loans via note sales, including a $517 million bulk sale
Deleveraged balance sheet reducing assets by 16%²
Enhancing Franchise
Value
Successfully protected our Brand, market position and franchise value
Increased core deposits by $1.1 billion²
and reduced reliance on brokered deposits by 51%²
Introduced new products and achieved efficiency improvements (new Service Center, tech infrastructure, internet banking)
Strengthening
Governance &
Risk Management
Strengthened management team and governance structure; culture change
Complied with Regulatory Agreements
Reconstituted Board of Directors
During the recent cycle (consolidations, capital raise, economic challenges), Management focused on strengthening the franchise and succeeded in solidifying its strong #2 position in PR

Strengthened Capital Position
Completed $528 million capital raise and rights offering
Issued 150 million shares of common stock at a purchase price of $3.50 per share to institutional investors
Simultaneous with the completion of the capital raise, issued 32,941,797 shares of common stock to the US Treasury upon conversion of all of the Corporation’s outstanding Preferred Stock, Series G
Achieved strong capital ratios, well in excess of regulatory targets and “well-capitalized” levels
Improved Tangible Common Equity ratio to 10.25% and Tier 1 common equity to risk weighted assets to
12.96%¹
1 Non-GAAP financial measure. See reconciliation on page 19
Additional capital in place to support growth
6
Regulatory Capital Ratios for First BanCorp
12.0%
12.0%
12.4% 12.4%
17.1%
10.7%
10.7%
11.1% 11.1%
15.8%
7.6%
7.8%
8.0%
8.4%
11.9%
0.0%
6.0%
12.0%
18.0%
2010 1Q 11 2Q 11 3Q 11 4Q 11
Total Capital Tier 1 Capital Leverage

Executed Targeted Deleverage
Balance Sheet deleverage as a capital preservation
strategy, focused mostly on investment securities,
higher risk assets and non-core relationships
Loan categories decreased as a result of loan sales, pay-
downs and charge-offs
Selective well diversified loan originations to replace
interest income from non-performing loan
Continued to reduce risks in the Balance Sheet
7
($ in millions)
Loan Portfolio
Asset Composition
$690
$592
$526
$563
$899
$595
$599
$577
$2,175
$3,154
$1,707
$1,486
$476
$433
$175
$88
$4,240
$4,774
$3,008
$2,714
$-
$5,000
2008 2009 2010 2011
Residential Consumer Commercial & CRE Construction
Loan Originations
$12,807
$13,421
$11,403
$10,081
$5,709
$4,867
$3,369
$2,244
$975 $1,340
$821
$802
$19,491
$19,628
$15,593
$13,127
$0
$20,000
2008 2009 2010 2011
Total loans, net of ALLL Investments & Money Markets Cash & Other
$3,481
$3,596
$3,417
$2,874
$2,108
$1,898
$1,716
$1,562
$5,962
$6,942
$5,822
$5,696
$1,527
$1,493
$701
$428
$10
$20
$301
$16
$13,088
$13,949
$11,956
$10,575
$-
$18,000
2008 2009 2010 2011
Residential Consumer Commercial & CRE
Construction Loans Held for Sale

Improved Risk Profile
Reduced NPLs by 31% since 3/31/2010¹
Decreasing charge-off trend
Significantly reduced construction portfolio exposure by 72% to
$428 million since 2008 peak¹, a major driver of loan losses
Focused on loan sales, organic workouts, note sales and
liquidating OREO through Special Assets Group
Increased preventive measures for early detection
Opportunistic sales of non-performing assets will continue
1 As of  December 31, 2011
2 Net Carrying Amount = % of carrying value net of reserves and accumulated charge-offs
Credit quality continues to improve at a steady pace
8
($ in millions)
Allowance coverage ratio of 4.7%
Net Charge-offs Non-performing Assets
Book Value
Accumulated
Charge-offs
Reserves
Net Carrying
Amount²
C & I 270 $              98 $                60 $                57%
Construction 250 137 43 54%
CRE 240 23 41 76%
Total 761 $              258 $              144 $              60%
Commercial Non-performing Loans¹

1 Net of Brokered CDs
2 As of  December 31, 2011
$1,625
$1,505
$2,090 $2,126
$564
$448
$470
$481
$723
$774
$763
$916
$1,716
$2,381
$2,477
$2,654
$4,628
$5,108
$5,800
$6,176
$-
$6,500
2008 2009 2010 2011
CDs & IRAs Government Commercial Retail
Successful execution of core deposit growth strategy; $1.1 billion or 21% increase since December 2009
Cost of interest bearing deposits, net of brokered CD’s,
decreased during 2011 to 1.51% from 2.20% in 2009
Overall deposit mix improvement with reduced reliance on
brokered CDs
38% of deposits are brokered CDs², down from 60% in 2009
Focus in electronic services strategy to support deposits’ growth resulted in a 30% increase in Cash Management fees and an 87%
increase in POS terminals during 2011
Building Franchise Value
Successful core deposits growth over recent years
9
($ in millions)
Deposits, Net of Brokered
2.92%
2.20%
1.79%
1.51%
2.45%
1.87%
1.56%
1.34%
0.00%
1.00%
2.00%
3.00%
2008 2009 2010 2011
Interest Bearing Deposits, Net of Brokered
Total Deposits, Net of Brokered
Total Deposit Composition
Cost of Deposits¹
Interest Bearing
55%
Non- interest
Bearing
7%
Brokered CDs
38%

Focus on Rebuilding Earnings
2011 Highlights
Net loss for the year decreased $442 million to $82 million
Net interest margin increased 21 basis points to 2.82% for 2011, reaching 2.99% in 4Q 2011
Provision for loan and lease losses decreased $398 million  to $236 million
Non-interest expenses decreased $28 million to $338 million
1 Non-GAAP financial measure
2 Fair value adjustments on derivatives and financial liabilities measured at fair value
3 See reconciliation on page 20
4 See reconciliation on page 21. All share and per share data have been adjusted to retroactively reflect the 1-for-15 reverse stock split effected January 7, 2011
Stable PTPP earnings with realizable opportunities for improvement
10
($ in millions, except per share results)
Income Statement 4Q 2011 3Q 2011 2Q 2011 1Q 2011 4Q 2010 3Q 2010 2Q 2010 1Q 2010
Net interest income, excluding valuations
1
100 $           97 $             96 $             106.5 $        112 $           115 $           116 $           119 $
Valuations
2
(2) (3) (1) (0.2) 0.1 (1.3) 3 (2)
GAAP Net Interest Income 98 $             94 $             94 $             106.3 $        112 $           113.7 $        119 $           117 $
Provision for loan and lease losses 42 46 59 89 93 120 147 171
Non-interest income 15 14 39 40 14 19 40 45
Non-interest expense 86 83 86 83 88 89 99 91
Pre-tax net loss (15) (21) (12) (25) (55) (76) (87) (100)
Provision related to loans transferred to held for sale - 103 - - -
Income tax (expense) benefit (0) (3) (3) (3) (93) 1 (4) (7)
Net loss (15) $            (24) $            (15) $            (28) $            (251) $          (75) $            (91) $            (107) $
Adjusted Pre-tax pre-provision earnings
1, 3
28 $             29 $             30 $             42 $             39 $             45 $             36 $             40 $
Net Interest Margin, excluding valuations (%) 2.99% 2.82% 2.64% 2.83% 2.77% 2.67% 2.51% 2.52%
Net income (loss) per common share- basic
4
1.36 $          (1.46) $         (1.04) $         (1.66) $         (12.67) $      31.30 $        (15.70) $      (18.34) $

Path to Profitability
Targeted strategies for growth

2
2
4
4
2
2
3
4
3
4
3
4
3
4
5
Rank
Market Share in Main Market¹
1 Puerto Rico only
Source: Office of the Commissioner of Financial Institutions of Puerto Rico as of 12/31/2011 and internal reports; commercial loans include loans collateralized by real estate; Insurance share is for income information included in regulatory reports filed by banks for the year 2009; credit cards include portfolio managed by FIA Card Services
Puerto Rico
Strong market share in loan portfolios
provides solid base for customer relationships
expansion and cross sell
Opportunities for ongoing market share gains
on selected products based on fair share of
assets

Largest opportunity on deposits and electronic
banking & transaction services

Selected loan products growth for balanced
risk/return to avoid risk concentration and
diversify income
Florida
Expansion prospects in Florida given long term
demographic trends

Continue focus in core deposit growth,
commercial and transaction banking and
conforming residential mortgages
Virgin Islands
Solidify leadership position by further
increasing customer share of wallet
15%
8%
17%
13%
19%
16%
9%
16%
12%
11%
6%
9%
6%
11%
11%
85%
92%
83%
87%
81%
84%
91%
84%
88%
89%
94%
91%
94%
90%
89%
Assets
Personal Loans
Commercial Loans
Construction
Auto/Leasing
Small Personal Loans
Mortgage Originations
Credit Cards
Insurance
ACH Transactions
POS Terminals
ATM Terminals
Debit Cards
Deposits
Branches
FirstBank Other Banks

Path to Profitability
De-risking
Balance Sheet
Achieve additional reduction of NPAs and classified assets
Increase OREO disposition efficiency
Ongoing key credit metrics improvement
Enhancing Franchise
Value
Re-energize loan production in key focus areas
Continue to execute core deposit strategic plan focused on increasing non-
interest bearing deposits, cash management and electronic services
Rebuild pre-tax pre-provision income
Execute process improvement projects
DTA valuation allowance of $368.9 million available to offset income tax effect on future earnings
Strengthening
Governance &
Risk Management
Manage emerging regulatory changes
Positioned for Profitability & Growth Post Capital Raise
-
Enhance loan pricing and optimize NIM through further reductions in funding costs
-
Launch new products
-
Expand cross sell

Summary of Investment Opportunity
Strong and uniquely positioned franchise with strengthened capital base
Stable pre-tax, pre-provision earnings with realizable opportunities for improvement
Executing on our strategic plan
Continued improvements in asset quality
Core-deposit plan
Ongoing  expense management
Committed management team with proven execution skills
Attractive valuation on a pro-forma tangible book value basis

Exhibits Exhibits Investor Presentation Investor Presentation February 2012 February 2012

Stock Profile
Trading Symbol:
• FBP
Exchange:
• NYSE
Share Price
• $3.95
Shares Outstanding:
• 205,299,171
Market Capitalization
• $811 million
1 Yr. Average Daily Volume:
• 146,837
Price                  to Tangible
Book
• 0.60x
Beneficial Owner Amount
Percent of
Class
Entities affiliated with Thomas H. Lee
Partners, L.P.
50,684,485       24.69%
Entities affiliated with Oaktree Capital
Management, L.P.
50,684,485       24.69%
Wellington Management Company, LLP. 20,220,300       9.85%
United States Department of the
Treasury
34,227,696       16.57%
5% or more Beneficial Ownership
(2/24/2012):
(2/24/2012)
(12/31/11):
(2/24/12):

Economic Environment Continues to Stabilize
Puerto Rico
Economic Activity Index continues to reflect stabilization with certain improving trends
Government efforts to control fiscal imbalances have been
showing results
The deficit as of January 2009 was $3.3 billion; it was reduced to
$2.1 billion in 2010, to $1 billion in 2011 and is projected at $610 million for fiscal year 2012,
Public/private partnerships (PPPs) are in process to improve physical/functional infrastructure and build strategic/regional projects to jump-start the economy

PPP for Toll Roads PR-22 and PR-5 / $1.4 billion investment

PPP for Modernization and New construction of Schools /
$756 millions investment

Others are currently in process – PPP for Energy (Via Verde),
Puerto Rico Aqueduct and Sewer Authority and Luis Muñoz
Marín International Airport
16
In July 2011, Commonwealth issued bonds of $300 million for
infrastructure projects to continue stimulating the economy
Despite the recent Moody’s downgrade of PR’s General
Obligation Bond and other associated credits, investors continued
to show their confidence by purchasing more than $2B in bonds for the Schools of the 21st Century Projects and COFINA
Housing incentives enacted in Puerto Rico were extended up to
December 2012
Retail Sales show a stable trend over the last two years
New car sales have shown a positive year over year trend since
December 2009
Stabilization of the banking system was reflected in financial results and a leveling of assets in the overall system
GDB - Economic Activity Index
Puerto Rico GNP & Yearly % Growth 2000 – 2010
2
3.0%
1.5%
0.3%
2.1%
2.7%
1.9%
0.5%
1.2%
2.9%
4.0%
3.8%
1.0%
5%
4%
3%
2%
1%
0%
1%
2%
3%
4%
5,600.0
5,800.0
6,000.0
6,200.0
6,400.0
6,600.0
6,800.0
7,000.0
7,200.0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Est.
2011
Est.
Real GNP GNP Growth
1 GDB Puerto Rico (www.bgfpr.com).  Index and its indicators are subject to monthly revisions. Data used for GDB-EAI is adjusted for seasonality and variability.
2 PR Planning Board (www.jp.gobierno.pr). GNP in millions and at constant prices of 1954.  Estimate as of 3/24/2011. Years are from July 1 to June 30 of next year (fiscal year)

Economic Environment Continues to Stabilize
Virgin Islands
During September 2011, unemployment rate increased
0.2 points to 9.7% from 9.5 in August
691,844 visitors arrived in the 1Q11, representing a
growth of 11.3% over same period, last year. Cruise
visitors increased a 16.9% over last year’s first quarter,
but air visitors declined by 5.4%.
During 1Q11, hotel occupancy rate decreased to 49.5%
from 53% same quarter, last year
Total building permit values were flat in 1Q11 with a slight decrease of 0.69%  compared to 1Q10
17
Florida
Number of homes sold increased 8% in 2011 compared to
last year but average sales price dropped 3% to $131,700
December unemployment rate²
was 9.9%.  It reflects a 0.1
point decrease compared to November
Total number of tourist visitors for the 3Q11 decreased by
3.77%, when compared to 2Q11, reaching 20.4 million
Number of total residential building permits issued
increased 11% in 2011 versus 2010
US Virgin Island’s Unemployment Rate³
Florida single family median home price¹
$-
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Statewide Fort Lauderdale Miami
Orlando Tampa
8.0%
7.9%
8.3%
8.1%
8.5%
9.4%
9.2%
9.7%
8.7%
8.8%
9.0%
9.5%
8.5%
9.6%
10.4%
11.0%
10.4%
10.6%
7.5%
7.3%
7.1%
8.3%
7.6%
8.1%
8.6%
4.0%
12.0%
Jan-10 Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11
Territory St. Croix St. Thomas/ St. John
1 Florida Association of Realtors, Moody’s Economy.com
2 Seasonally adjusted, preliminary data provided by the U.S. Bureau of Labor Statistics
3 VI Bureau of Economic Research, Bureau of Labor Statistics, US Census

Non-performing Assets
($ in millions)
1 Collateral pledged with Lehman Brothers Special Financing, Inc.
12/31/2011 3/31/2010 % change
Non-performing loans held for investment
Residential mortgage 338 $                447 $                -24%
Commercial mortgage 240                    230                    4%
Commercial & Industrial 270                    228                    18%
Construction 250                    685                    -64%
Consumer Loans & Finance Leases 40                      49                      -19%
Total non-performing loans held for investment                1,138                1,639 -31%
REO 114                    73                      56%
Other repossessed property 15                      12                      23%
Other assets¹
65                      65                      0%
Total non-performing assets, excluding loans held for sale                1,333                1,790 -26%
Non-performing loans held for sale 5                        -                        -
Total non-performing assets, including loans held for sale $            1,337 $            1,790 -25%

1 Tier 1 capital excludes net unrealized gains (losses) on available-for-sale debt securities and net unrealized gains on available-for-sale equity securities with readily determinable fair values, inaccordance with regulatory risk-based capital guidelines. In arriving at Tier 1 capital, institutions are required to deduct net unrealized losses on available-for-sale equity securities with readily determinable fair values, net of tax.
2 Approximately $13 million of the Corporation's deferred tax assets at December 31, 2011 was included without limitation in regulatory capital pursuant to the risk-based capital guidelines. According to regulatory capital guidelines, the deferred tax assets that are dependent upon future taxable income are limited for inclusion in Tier 1 capital to the lesser of: (i) the amount of such deferred tax asset that the entity expects to realize within one year of the calendar quarter end-date, based on its projected future taxable income for that year, or (ii) 10% of the amount of the entity's Tier 1 capital. Approximately $8 million of the Corporation's other net deferred tax liability at December 31, 2011 represented primarily the deferred tax effects of unrealized gains and losses on available-for-sale debt securities, which are permitted to be excluded prior to deriving the amount of net deferred tax assets subject to limitation under the guidelines.
19
Tangible Common Equity Ratio Reconciliation
($ in millions)
12/31/2011 12/31/2011
Total equity - GAAP $               1,444 Total equity - GAAP $               1,444
Preferred equity (63) Qualifying preferred stock (63)
Goodwill (28)
Unrealized gain on available-for-sale securities
1
(19)
Core deposit intangible (12)
Disallowed deferred tax asset
2
-
Tangible common equity $               1,341 Goodwill (28)
Core deposit intangible (12)
Total assets - GAAP $            13,127
Cummulative change gain in fair value of liabilities
accounted for under a fair value option
(2)
Goodwill (28) Other disallowed assets (1)
Core deposit intangible (12) Tier 1 common equity $               1,319
$            13,087 Total risk-weighted assets $            10,182
205,134 Tier 1 common equity to risk-weighted assets ratio 12.96%
10.25%
$                  6.54
Tangible book value per common
Tangible equity:
Tangible assets:
Tangible assets
Common shares outstanding
Tangible common equity ratio

Adjusted Pre-tax, Pre-provision Income Reconciliation
($ in thousands)
12/31/2011 9/30/2011 6/30/2011 3/31/2011 12/31/2010 9/30/2010 6/30/2010 3/31/2010
Loss before income taxes (14,600) $       (21,158) $       (12,318) $       (24,834) $       (158,016) $     (76,196) $       (86,817) $       (100,138) $
Add: Provision for loan and lease losses 41,987            46,446            59,184            88,732            196,347          120,482          146,793          170,965
Less: Net (gain) loss on sale and OTTI of investment
securities
1,014              (12,156)           (21,342)           (19,341)           620                   (48,281)           (24,237)           (30,764)
Less: Gain on sale of FirstBank Insurance VI -                    -                    -                    (2,845)             -                    -                    -                    -
Add: Unrealized loss (gain) on derivatives instruments
and liabilities measured at fair value
1,746              2,555              1,162              253                   (90)                    1,464              (3,409)             1,733
Add:  Loss on early extinguishment of repurchase
agreement
-                    9,012              1,823              -                    -                    47,405            -                    -
Add: Equity in losses (gains) of unconsolidated entities (1,666)             4,357              1,536              -
Adjusted Pre-tax, pre-provision income 28,481 $         29,056 $         30,045 $         41,965 $         38,861 $         44,874 $         32,330 $         41,796 $
Quarter Ended

Reconciliation of the (Loss) Earnings per Common Share
($ in thousands, except per share information)
1 Includes a non-cash adjustments of $0.2 million for the quarter ended June 30, 2011 and of $11.3 million for the quarter ended December 31, 2010 as an acceleration of the Series G preferred stock discount accretion pursuant to amendments to the exchange agreement with the U.S. Treasury, the sole holder of the Series G Preferred Stock.
2 Excess of carrying amount of the Series G Preferred Stock exchanged over the fair value of new common shares issued in the fourth quarter of 2011.
3 Excess of carrying amount of Series A through E preferred stock exchanged over the fair value of new common shares issued in the third quarter of 2010.
4 Excess of carrying amount of Series F preferred stock exchanged and original warrant over the fair value of Series G preferred stock issued in the third quarter of 2010 and amended warrant.
5 All share and per share data have been adjusted to retroactively reflect the 1-for-15 reverse stock split effected January 7, 2011.
6 For the quarter ended December 31, 2011, the diluted (loss) per share, excluding the one-time favorable impact of $278.0 million from issuing common stock in exchange for the Series G Preferred
Stock, held by the U.S. Treasury, was $(0.08).
7 For the quarter ended December 31, 2010, the diluted (loss) per share, excluding the $102.9 million charge associated with loans transferred to held for sale was $(7.84).
4Q 2011 3Q 2011 2Q 2011 1Q 2011 4Q 2010 3Q 2010 2Q 2010 1Q 2010
Net loss (14,842) $      (24,046) $      (14,924) $      (28,420) $      (251,436) $   (75,233) $      (90,640) $      (106,999) $
Cumulative non-convertible preferred stock dividends (Series F) - - - - - (1,618) (5,000) (5,000)
Cumulative convertible preferred stock dividend (Series G) (997) (5,302) (5,302) (5,302) (5,302) (4,183) - -
Preferred stock discount accretion (Series G and F)
1
(145) (1,795) (1,979) (1,716) (13,133) (1,688) (1,170) (1,152)
Favorable impact from issuing common stock in exchange for
Series G preferred stock, net of issuance costs
2
277,995 - - - - - - -
Favorable impact from issuing common stock in exchange for
Series A through E preferred stock net of issuance costs
3
- - - - - 385,387 - -
Favorable impact from issuing Series G mandatorily convertible preferred stock in exchange for Series F preferred stock
4
- - - - - 55,122 - -
Net (loss) income attributable to common stockholders - basic 262,011 $     (31,143) $      (22,205) $      (35,438) $      (269,871) $   357,787 $     (96,810) $      (113,151) $
Convertible preferred stock dividends and accretion 1,142 - - - - 5,626 - -
Net (loss) income attributable to common stockholders - diluted 263,153 $     (31,143) $      (22,205) $      (35,438) $      (269,871) $   363,413 $     (96,810) $      (113,151) $
Average common shares outstanding
5
192,546 21,303 21,303 21,303 21,303 11,432 6,168 6,168
Average potential common shares
5
2,195 - - - - 75,119 - -
Average common shares outstanding - assuming dilution
5
194,741 21,303 21,303 21,303 21,303 86,551 6,168 6,168
Basic (loss) earnings per common share
5
1.36 $            (1.46) $          (1.04) $          (1.66) $          (12.67) $        31.30 $         (15.70) $        (18.34) $
Diluted (loss) earnings per common share
5
1.35 $
6
(1.46) $          (1.04) $          (1.66) $          (12.67) $
7
4.20 $            (15.70) $        (18.34) $